UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 18, 2020

____________________

FITVIA CORP.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	333-129229 (Commission File Number)	n/a (I.R.S. Employer Identification No.)

Rm304, Ko On House, Ko Cheung Court, Yau Tong, Kowloon, Hong Kong (Address of principal executive offices)	n/a (Zip code)

(360) 631-6022

(Registrant’s telephone number, including area code)

Breezer Ventures Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Kim Halvorson has been appointed as CEO and President and Officer. She leads the North America business.

Wai Leuk Ko is an Officer and leads the Hong Kong business.

Xu Tang remains as Treasurer and works with Wai Leuk Ko in Hong Kong.

Ali Hussein El-dirani Khirdahi, acted as the interim CEO, as of FYE 2018 holds no officer roles. The Company Meeting resolved that Khirdahi is no longer an officer and performs no roles or operations..

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FITVIA CORP.

Date: November 18, 2020

/s/ Kim Halvorson

Name: Kim Halvorson

Title: Chief Executive Officer